EXHIBIT 10.2

[*****] = Certain information contained in this document, marked by brackets, has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Amendment No. 5 TO CREDIT AND SECURITY AGREEMENT (REVOLVER)

THIS AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of this 30th day of August, 2019, by and among MIDCAP FUNDING IV TRUST, a Delaware statutory trust (as successor by assignment from MidCap Funding X Trust, as successor by assignment from MidCap Funding IV Trust, as successor by assignment from MidCap Financial Trust), individually as a Lender, and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender., the lenders (individually, each a “Lender” and collectively, the “Lenders”) party to the Credit Agreement (as defined below), ACCURAY INCORPORATED, a Delaware corporation (“Accuray” or “Borrower Representative”), TOMOTHERAPY INCORPORATED, a Wisconsin corporation, and any additional borrower that may hereafter be added to this Agreement (collectively, “Other Borrowers” and, together with Borrower Representative, each individually as a “Borrower”, and collectively as “Borrowers”).

RECITALS

A.Borrowers, Agent and the Lenders are party to that certain Credit and Security Agreement dated as of June 14, 2017, as previously amended and modified (as amended hereby, and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders agreed to make available to Borrowers a revolving loan facility in the maximum principal amount of $32,000,000 at any time outstanding.  Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement, as amended hereby.

B.Borrowers have requested certain amendments to the Credit Agreement all as set forth herein.

C.The parties now agree to amend and modify the Credit Agreement all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.Specific Amendments to Credit Agreement.

(a)The definition of Excluded Property in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

““Excluded Property” means (a) voting stock of each Excluded Subsidiary that is a Foreign Subsidiary or FSHCO directly held by any Borrower in excess of 65%, to the extent any material adverse tax consequence to a Borrower or any of its Affiliates could reasonably be expected to result from pledging such excess amount, as reasonably determined by the Borrower Representative in consultation with Agent (provided that, for the avoidance of doubt, Borrowers shall pledge such amount in excess of 65% of the voting stock of such Excluded Subsidiary, if any, that could not reasonably be expected to result in a material adverse tax consequence to a Borrower or any of its Affiliates); (b) any lease, license, contract, permit, letter of credit, instrument, or agreement to which a Borrower is a party or any of its rights or interests thereunder if and to the extent that the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Borrower therein or (ii) result in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, permit, agreement or other property right (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law); provided, however, that such security interest or lien (x) shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied, (y) to the extent severable, shall attach immediately to each term of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above and (z) shall attach immediately to each such lease, license, contract, property rights or agreement to which the Account Debtor or the Borrower’s counterparty has consented to such attachment; (c) any asset, including any asset that is the subject of any Permitted Debt contemplated by subpart (c) of the definition thereof, the grant of a security interest in which would result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Credit Party therein or (ii) result in a breach or termination pursuant to the terms of, or a default under, any contract relating to such asset (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law); provided, however, that such security interest or lien (x) shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied, (y) to the extent severable, shall attach immediately to each term of such asset that does not result in any of the consequences specified in (i) or (ii) above and (z) shall attach immediately to each such asset to which the Account Debtor or the Borrower’s counterparty has consented to such attachment; (d) any real estate asset that (i) is a leasehold interest, or (ii) is not Material Real Property; (e) any assets located outside the United States (other than with respect to the equity interests of any direct Foreign Subsidiary of a Borrower) that require action under the law of any jurisdiction other than the United States to create or perfect a security interest in such assets under such jurisdiction other than the United States, including any Intellectual Property registered in any jurisdiction other than the United States, if the creation of pledges of, or security interests in, any such property or assets would reasonably be expected to result in material adverse income tax consequences to Borrower Representative and its Subsidiaries, as reasonably determined by Agent; (f) any motor vehicle, airplane or any other asset subject to a certificate of title to the extent a Lien therein cannot be perfected by the filing of a UCC financing statement; and (g) any “intent-to-use” trademark or service mark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively by the United States Patent and Trademark Office.”

(b)Section 4.11(e) of the Credit Agreement is hereby amended by deleting it in its entirety and restating it as follows:

“(e)Upon the request of Agent, Borrowers shall pledge, have pledged or cause or have caused to be pledged to Agent pursuant to a pledge agreement in form and substance satisfactory to Agent, 65% (or such greater percentage that could not reasonably be expected to cause any material adverse tax consequence to a Borrower or any of its Affiliates, as reasonably determined by the Borrower Representative in consultation with Agent) of the outstanding shares of equity interests or other equity interests of any Foreign Subsidiary owned directly by any Borrower and, subject to the Excluded Perfection Assets, undated stock or equivalent powers for such certificates, if any, executed in blank.”

(c)Section 6.2 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“Section 6.2Fixed Charge Coverage Ratio.  Borrowers will not permit the Fixed Charge Coverage Ratio for any Defined Period, as tested quarterly (as of the last day of such fiscal quarter), beginning with the first full fiscal quarter ending after the Closing Date, to be less than the applicable ratio set forth below opposite the applicable fiscal quarter:

Fiscal Quarter Ended	Ratio
December 31, 2017	0.80 to 1.00
March 31, 2018	1.00 to 1.00
June 30, 2018	0.75 to 1.00
September 30, 2018	0.50 to 1.00
December 31, 2018	0.50 to 1.00
March 31, 2019	1.00 to 1.00
June 30, 2019	1.00 to 1.00
September 30, 2019	0.75 to 1.00
December 31, 2019	0.80 to 1.00
March 31, 2020	0.85 to 1.00
June 30, 2020 and each fiscal quarter thereafter	1.00 to 1.00

(d)Section 6.3 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“Section 6.3Minimum Net Revenue.  Borrowers shall not permit its consolidated Net Revenue for any Defined Period, as tested quarterly (as of the last day of such Defined Period), to be less than $390,000,000.”

(e)Section 6.4 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“Section 6.4   Minimum Consolidated Cash Balance.  Borrowers and their Subsidiaries shall maintain at all times, in Deposit Accounts and Securities Accounts, unrestricted and unencumbered (other than Liens in favor of Agent and the agent under the Affiliated Credit Agreement) cash-on-hand and Cash Equivalents in an aggregate amount of no less than $20,000,000.”

(f)A new Section 6.5 is hereby inserted into the Credit Agreement, in proper numerical order, to read as follows:

“Section 6.5   Minimum Consolidated Domestic Cash Balance.  Borrowers and shall maintain at all times, in domestic Deposit Accounts subject to Deposit Account Control Agreements, unrestricted and unencumbered (other than Liens in favor of Agent and the agent under the Affiliated Credit Agreement) cash-on-hand in an aggregate amount of no less than $10,000,000.”

(g)A new Section 6.6 is hereby inserted into the Credit Agreement, in proper numerical order, to read as follows:

“Section 6.6Evidence of Compliance.  Borrowers shall furnish to Agent, together with the financial reporting required of Borrowers in Section 4.1 hereof, a Compliance Certificate as evidence of Borrowers’ compliance with the covenants in this Article and evidence that no Event of Default specified in this Article has occurred.  The Compliance Certificate shall include, without limitation, (a) a statement and report, on a form approved by Agent, detailing Borrowers’ calculations, and (b) if requested by Agent, back-up documentation (including, without limitation, invoices, receipts and other evidence of costs incurred during such quarter as Agent shall reasonably require) evidencing the propriety of the calculations.”

(h)Schedule 9.2 to the Credit Agreement is hereby deleted in its entirety and restated with Schedule 9.2 attached hereto.

2.Reaffirmation of Security Interest.  Each Borrower hereby expressly acknowledges and agrees that all Liens granted under the Financing Documents extend to and cover all of the obligations of Borrowers and any other Credit Party to Agent and the Lenders, now existing or hereafter arising including, without limitation, those arising in connection with the Credit Agreement, as amended by this Amendment, upon the terms set forth in the Credit Agreement, all of which Liens are hereby ratified, reaffirmed, confirmed and approved.

3.Enforceability.  This Amendment constitutes the legal, valid and binding obligation of Borrowers, and is enforceable against Borrowers in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.  Each of the agreements, documents and instruments executed in connection herewith to which a Borrower is a party constitutes the legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4.Confirmation of Representations and Warranties.  Each Credit Party represents and warrants to Agent and Lenders that, before and after giving effect to this Amendment:

(a)the representations and warranties of each Credit Party contained in the Financing Documents are true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) on and as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty is true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) as of such earlier date.

(b)The execution and delivery by each Credit Party of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary action, (iii) are not and will not conflict with or result in any breach or contravention of, or the creation of any Lien under, any Material Contract to which any Credit Party is a party, any Organizational Document of any Credit Party, any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Credit Party or the property of any Credit Party is subject, (iv) will not violate any applicable Law (including, without limitation, any corporation law, limited liability company law or partnership law of the states in which the Credit Parties are organized), and (v) will not result in a limitation on any material licenses, permits or other governmental approvals applicable to the business, operations or properties of any Credit Party.

(c)This Amendment and all allonges, assignments, instruments, documents, and agreements executed and delivered in connection herewith, are and will be valid, binding, and enforceable against each Credit Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(d)No Event of Default or Default has occurred and is continuing as of the date of this Amendment.

(e)Both before and after giving effect to (a) the Loans to be made or extended on the date hereof, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of the Credit Parties, (c) the consummation of the transactions contemplated in the Financing Documents, and (e) the payment and accrual of all transaction costs in connection with the foregoing, the Credit Parties, taken as a whole, are Solvent.

5.Conditions to Effectiveness.  The obligation of Agent and Lenders to enter into this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a) that Agent shall have received a copy of this Amendment, duly executed by Borrowers, Agent and each Lender, in form and substance satisfactory to Agent;

(b)that Agent shall have received a copy of the corresponding amendment to the Affiliated Credit Agreement duly executed by the parties thereto, in form and substance satisfactory to Agent; and

(c)all fees payable to Agent or any Lender in connection with the execution of this Amendment shall have been paid.

6.Costs, Fees and Expenses.  In consideration of Agent’s and each Lender’s agreement to enter into this Amendment, Borrowers shall be responsible for the payment of all reasonable costs, fees and expenses of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents.  All such costs, fees and expenses shall be paid with proceeds of Revolving Loans.

7.Defenses and Setoffs.  Each Credit Party hereby represents and warrants that as of the date hereof, there are no defenses, setoffs, claims or counterclaims which could be asserted against the Agent or the Lenders arising from or in connection with the Credit Agreement or any other Financing Document.

8.Affirmation.  Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or agreement to such terms, covenants and conditions.

9.No Waiver or Novation.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s or Lenders’ rights and remedies in respect of such Defaults or Events of Default.  This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

10.Incorporation of Credit Agreement Provisions.  The provisions contained in Section 12.8 (Governing Law; Submission to Jurisdiction) and 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

11.Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

12.Counterparts.  This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.

13.Reference to the Effect on the Financing Documents.  Upon the effectiveness of this Amendment, each reference in any Financing Document to “this Amendment,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to such Financing Document as modified by this Amendment.

(SIGNATURES APPEAR ON FOLLOWING PAGES)

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Amendment as of the day and year first hereinabove set forth.

BORROWER REPRESENTATIVE:	ACCURAY INCORPORATED, a Delaware corporation

	By:	/s/ Shigeyuki Hamamatsu
Shigeyuki Hamamatsu
Chief Financial Officer

OTHER BORROWERS:	TOMOTHERAPY INCORPORATED, a Wisconsin corporation

	By:	/s/ Shigeyuki Hamamatsu
Shigeyuki Hamamatsu
Director

AGENT:	MIDCAP FUNDING IV TRUST, a Delaware statutory trust

By: Apollo Capital Management, L.P.
Its: Investment Manager

By: Apollo Capital Management GP, LLC
Its: General Partner

	By:	/s/ Maurice Amesllem
Maurice Amsellem
Authorized Signatory

LENDER:	MIDCAP FUNDING IV TRUST, a Delaware statutory trust

By: Apollo Capital Management, L.P.
Its: Investment Manager

By: Apollo Capital Management GP, LLC
Its: General Partner

	By:	/s/ Maurice Amesllem
Maurice Amsellem
Authorized Signatory

signature page to amendment no. 5 to credit and security agreement (revolver)

Schedule 9.2

Location of Collateral

Company	Chief Executive Office	Chief Place of Business	Books and Records
Accuray Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717
TomoTherapy Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717

signature page to amendment no. 5 to credit and security agreement (revolver)

Inventory by location

Street Address	Category	City	State or Country	Zip Code	Nature of such Location	Managed by	Name and address of 3rd party	Inventory Balance as of July 31, 2019

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							Grand Total	[*****]

Schedule 9.2

[*****] = Certain information contained in this document, marked by brackets, has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Inventory 7/31/19
Inventory
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Less: Ineligible Inventory
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Total Ineligible Inventory	[*****]

Total Eligible Inventory	[*****]
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[*****]

Total Inventory Availability (before Total Availability Limit)	[*****]

Maximum Inventory Availability
Total Inventory Availability	[*****]

Schedule 9.2

[*****] = Certain information contained in this document, marked by brackets, has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.